SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2002

PAUL MUELLER COMPANY __________________________________________________________________________________ (exact name of registrant as specified in its charter)

MISSOURI ____________________________ (state or other jurisdiction of incorporation or organization)	0-4791 ____________________________ (Commission File Number)	44-0520907 ____________________________ (I.R.S. employer identification no.)

1600 WEST PHELPS STREET -- P.O. BOX 828 SPRINGFIELD, MISSOURI ____________________________________________________________ (address of principal executive offices)	65801-0828 ________________________ (zip code)

Registrant's telephone number, including area code:  (417) 831-3000

NOT APPLICABLE

__________________________________________________________________________________
(former name, former address and former fiscal year, if changed since last report)

ITEM 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of Paul Mueller Company ("Registrant") has decided to no longer engage Arthur Andersen LLP ("Andersen") as the Registrant's independent public accountant effective May 15, 2002.

During the Registrant's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 15, 2002, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 15, 2002.

The audit reports of Andersen on the consolidated financial statements of the Registrant and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Registrant has requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Registrant. A copy of such letter from Andersen is attached as Exhibit 16.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits
	Exhibit Number ----------	Exhibit ------------------------------------------------------------------------------------------------------------------
	16	Letter of Arthur Andersen LLP dated May 15, 2002, to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
PAUL MUELLER COMPANY
DATE: May 15, 2002	/S/ DONALD E. GOLIK ---------------------------------------------------------------------- Donald E. Golik, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number ----------	Exhibit -----------------------------------------------------------------------------------------------------------------	Sequentially Numbered Page --------------------
16	Letter of Arthur Andersen LLP dated May 15, 2002, to the Securities and Exchange Commission.	4

EXHIBIT 16

May 15, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated May 15, 2002, of Paul Mueller Company to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein, except that we are not in a position to agree or disagree with Paul Mueller Company's statement that the change was approved by the Audit Committee of the Board of Directors.

Very truly yours,

/S/ ARTHUR ANDERSEN LLP